UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 07, 2022

SAB BIOTHERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39871	85-3899721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 East 54th Street North
Sioux Falls, South Dakota		57104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 605 679-6980

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SABS	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	SABSW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 7, 2022 at 12:40 EDT, SAB Biotherapeutics, Inc.’s Chief Operating Officer, Christoph Bausch, Ph.D., MBA, will give a presentation at the Large Animal Genetic Engineering Summit ("LAGE") as part of the summit’s “Gene Editing to Improve Human Health” track.

The presentation, titled “Leveraging Genetically Engineered Ungulates to Produce Novel Human Biotherapeutics,” will highlight SAB’s novel immunotherapy platform of Transchromosomic (Tc) Bovine™ (genetically engineered cattle) that can consistently and reliably produce fully human antibodies without the need for convalescent plasma from human donors. Dr. Christoph Bausch will introduce a range of topics, including an overview of SAB’s DiversitAb™ platform centered around Tc Bovine and an overview of SAB’s pipeline programs that include SAB-185, the company’s anti-SARS-CoV-2 therapeutic; SAB-176, the company’s seasonal influenza therapeutic; and SAB-142, the company’s Type 1 diabetes and organ transplantation therapeutic. Additionally, he will discuss the potential that SAB’s novel immunotherapy platform has to expand into personalized medicine through the development of Transchromosomic (Tc) Goats™.

A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The foregoing (including Exhibits 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, including the development and efficacy of SAB-185, our influenza program and other discovery programs, our cash runaway into 2023 and potential future government and third-party collaborations or funded programs.

These statements are based on the current expectations of SAB and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, will differ from assumption and are beyond the control of SAB. A further description of risks and uncertainties can be found in the sections entitled “Risk Factors” in SAB’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other periodic reports filed with the Securities and Exchange Commission and available at https://www.sec.gov/

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit Number	Description
99.1	Large Animal Genetic Engineering Summit Presentation by SAB Biotherapeutics, Inc. on June 7, 2022, furnished herewith.
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SAB Biotherapeutics, Inc.

Date:	June 7, 2022	By:	/s/ Eddie J. Sullivan
Eddie J. Sullivan Chief Executive Officer